UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 3, 2020

FORTERRA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37921	37-1830464
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

511 East John Carpenter Freeway, 6th Floor
Irving, TX 75062
(Address of principal executive offices, including ZIP code)

(469) 458-7973
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	FRTA	Nasdaq Stock Market LLC
Securities Registered Pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e). As part of its response to the impacts of COVID-19, Forterra, Inc. (the “Company”) announced that, effective April 1, 2020, its Chief Executive Officer has voluntarily agreed to forgo 50% of his base salary and each of its other named executive officers have voluntarily agreed to forgo 15% of their respective base salaries. This arrangement will be effective until such time as the Company determines in its discretion that business conditions related to, among other things, the novel coronavirus have improved.
In addition, the independent members of the Company’s Board of Directors (“Board”) have also agreed to voluntarily forgo payment of 50% of their cash retainer compensation, including for service on the Board and its committees, effective April 1, 2020 until such time as the Board of Directors determines whether to recommence, revise or continue to forego its compensation.

Forward-Looking Statements
This current report on Form 8-K contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”), including statements containing the words “plans,” “will,” “anticipates,” “expects,” and “intends,” or similar expressions, as well as other words or expressions referencing future events, conditions or circumstances. The Company intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Act. Statements that describe or relate to the Company’s plans, goals, intentions, strategies, or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. Examples of forward-looking statements in this report include, without limitation, statements regarding actions relating to the COVID-19 global pandemic. These forward-looking statements are based on the Company’s current expectations and involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements, and therefore, the Company cannot assure any investor that the Company’s plans, intentions, expectations or strategies will be attained or achieved. Such risks and uncertainties include, without limitation, the impact of the COVID-19 global pandemic on the Company’s workforce, operations and results; the sufficiency and effectiveness of the Company’s or its suppliers’ business continuity plans, the ability of its customers to continue operations; and the other factors and financial, operational and legal risks or uncertainties described in the Company’s filings with the SEC, including the Company’s most recent annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Any forward-looking statement speaks only as of the date on which it is made. The Company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forterra, Inc.

/s/ Lori M. Browne
Lori M. Browne
Executive Vice President, General Counsel and Secretary
Date: April 6, 2020